CONFIDENTIAL INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT. THE COMPANY HAS REQUESTED CONFIDENTIAL TREATMENT WITH RESPECT TO SUCH REDACTED INFORMATION AND HAS FILED THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITHOUT REDACTION. PLACES IN THIS EXHIBIT WHERE CONFIDENTIAL INFORMATION HAS BEEN REDACTED ARE MARKED AS "[REDACTED]".

                                                                   EXHIBIT 10.19

                                                                  EXECUTION COPY
                                                                  --------------

                                    Agreement

                                      among

                           ICN Pharmaceuticals, Inc.,

                                 Ribapharm Inc.,

                             Hoffmann-La Roche Inc.

                                       and

                            F. Hoffmann-La Roche Ltd



                           Dated as of January 6, 2003

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I Definitions and Interpretation..........................................................................1
----------------------------------------

         1.1          Definitions.................................................................................1
         ---          -----------
         1.2          Interpretation..............................................................................6
         ---          --------------

ARTICLE II Grant of License.......................................................................................6
---------------------------

         2.1          License.....................................................................................6
         ---          -------
         2.2          Limit of Grant..............................................................................6
         ---          --------------
         2.3          Schering Consent............................................................................6
         ---          ----------------

ARTICLE III Compensation..........................................................................................7
------------------------

         3.1          Royalties...................................................................................7
         ---          ---------
         3.2          Most Favored Licensee.......................................................................9
         ---          ---------------------
         3.3          Extent of Royalty Obligations..............................................................10
         ---          -----------------------------
         3.4          Payment Terms..............................................................................11
         ---          -------------
         3.5          Taxes......................................................................................11
         ---          -----
         3.6          Reports and Records........................................................................12
         ---          -------------------
         3.7          Sales in Foreign Currencies................................................................13
         ---          ---------------------------

ARTICLE IV Resolution of Contested Proceedings and Release.......................................................13
----------------------------------------------------------

         4.1          United States Litigations..................................................................13
         ---          -------------------------
         4.2          European Litigations.......................................................................13
         ---          --------------------
         4.3          Foreign Oppositions........................................................................14
         ---          -------------------
         4.4          Mutual Releases............................................................................14
         ---          ---------------

ARTICLE V Representations, Warranties and Limitation of Liability................................................14
-----------------------------------------------------------------

         5.1          Representations of Ribapharm and ICN.......................................................14
         ---          ------------------------------------
         5.2          Representations of Roche...................................................................15
         ---          ------------------------
         5.3          Mutual Representation and Warranty.........................................................16
         ---          ----------------------------------

ARTICLE VI Indemnification and Insurance.........................................................................16
----------------------------------------

         6.1          Indemnification by Roche...................................................................16
         ---          ------------------------
         6.2          Indemnification by Ribapharm and ICN.......................................................16
         ---          ------------------------------------
         6.3          Obligations of the Party Seeking to Be Indemnified.........................................17
         ---          --------------------------------------------------
         6.4          Limits on Indemnification..................................................................17
         ---          -------------------------

ARTICLE VII Publicity and Confidentiality........................................................................17
-----------------------------------------

         7.1          Publicity and Confidentiality..............................................................17
         ---          -----------------------------

ARTICLE VIII Term and Termination................................................................................18
---------------------------------

         8.1          Term.......................................................................................18
         ---          ----



         8.2          Termination................................................................................18
         ---          -----------
         8.3          Rights and Obligations Upon Termination or Expiration......................................19
         ---          -----------------------------------------------------
         8.4          Surviving Provisions.......................................................................20
         ---          --------------------

ARTICLE IX Assignment; Successors................................................................................20
---------------------------------

         9.1          Assignment.................................................................................20
         ---          ----------
         9.2          Successors.................................................................................20
         ---          ----------

ARTICLE X Dispute Resolution.....................................................................................21
----------------------------

         10.1         Arbitration................................................................................21
         ----         -----------
         10.2         Pre-Litigation Dispute Resolution..........................................................21
         ----         ---------------------------------
         10.3         Provisional Remedy.........................................................................21
         ----         ------------------
         10.4         Royalty Dispute............................................................................21
         ----         ---------------

ARTICLE XI General Provisions....................................................................................22
-----------------------------

         11.1         Relationship of the Parties................................................................22
         ----         ---------------------------
         11.2         Excusable Delay............................................................................22
         ----         ---------------
         11.3         Notices....................................................................................22
         ----         -------
         11.4         Expenses...................................................................................23
         ----         --------
         11.5         Further Assurances.........................................................................23
         ----         ------------------
         11.6         Amendment..................................................................................24
         ----         ---------
         11.7         Waiver.....................................................................................24
         ----         ------
         11.8         No Third Party Beneficiaries...............................................................24
         ----         ----------------------------
         11.9         Entire Agreement...........................................................................24
         ----         ----------------
         11.10        Construction...............................................................................24
         -----        ------------
         11.11        Counterparts...............................................................................24
         -----        ------------
         11.12        Severability...............................................................................24
         -----        ------------
         11.13        Joint and Several Liability of Roche.......................................................25
         -----        ------------------------------------
         11.14        Bankruptcy.................................................................................25
         -----        ----------
         11.15        Remedies Cumulative........................................................................25
         -----        -------------------
         11.16        Governing Law..............................................................................25
         -----        -------------

Appendices

A.       Arbovirus Patent Rights
B.       Generic Lawsuits
C.       Th1/Th2 Patent Rights
D.       Additional Licensed Patents

                                    AGREEMENT
                                    ---------

     This Agreement (Agreement) is made as of January 6, 2003 (the Effective
Date) by and among (i) ICN Pharmaceuticals, Inc. (ICN) and Ribapharm Inc. (Ribapharm), each a Delaware corporation, and (ii) Hoffmann-La Roche Inc., a New Jersey corporation, and F. Hoffmann-La Roche Ltd, a Swiss corporation (individually and together, Roche).

                                    Recitals

     A. Ribapharm is the owner of patents in various countries which contain claims relating to certain pharmaceutical uses of ribavirin, an oral antiviral product.

     B. Roche has developed an antiviral product containing ribavirin.

     C. Ribapharm, ICN or both have filed suit and/or counterclaims against Roche in Europe and the United States contending that Roche's intended commercialization of its ribavirin product would infringe Ribapharm's patents relating to ribavirin.

     D. Roche has filed suit, opposition proceedings and/or counterclaims against Ribapharm, ICN or both contending that Ribapharm's ribavirin patents are neither valid nor infringed by Roche's intended commercialization of ribavirin.

     E. The Parties wish to obviate the need for such contested proceedings in favor of Ribapharm granting a non-exclusive license to Roche under Ribapharm's ribavirin patents.

                                   Agreement

     For consideration, the value, sufficiency, and receipt of which are hereby acknowledged, the Parties agree as follows.

                                   ARTICLE I

                         Definitions and Interpretation

     1.1 Definitions

     In this Agreement, capitalized terms have the meanings set forth below.

     Act means the Federal Food, Drug and Cosmetic Act (21 U.S.C.ss.301, et seq.), including all amendments or supplements.

     Accounting Period means [REDACTED].

     Adjusted Gross Sales means the amount of gross sales of Products (whether in active ingredient form, semi-finished form, finished product form, or otherwise) invoiced by Roche and by its Affiliates to Third Parties less deductions for returns and reasonably established return reserves (including allowances actually given for spoiled, damaged, out-dated, rejected, returned

Products sold, withdrawals, and recalls), rebates [REDACTED], volume (quantity) discounts, taxes (value added or sales taxes, government mandated exceptional taxes and other taxes imposed on the gross sales amount), as computed [REDACTED] in Swiss Francs [REDACTED], whereby the amount of such sales in foreign currencies is converted into Swiss Francs on the basis of the average monthly rate of exchange at the time in accordance with Roche's then current standard practices, which will be in accordance with IAS. Notwithstanding the foregoing, amounts received by Roche and its Affiliates for the sale of Products among Roche and its Affiliates for resale will not be included in the computation of Adjusted Gross Sales. [REDACTED].

     Affiliate means any individual or entity directly or indirectly controlling, controlled by or under common control with, a Party. For the purposes of this Agreement, the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting securities of an entity, or the right to receive fifty percent (50%) or more of the profits or earnings of an entity will be deemed to constitute control. Such other relationship as in fact results in actual control over the management, business and affairs of an entity will also be deemed to constitute control. Anything to the contrary notwithstanding, Genentech will not be considered an Affiliate of Roche.

     Agreement has the meaning set forth in the preamble.

     ANDA means an Abbreviated New Drug Application filed with the FDA for marketing approval for a drug pursuant to the Act and the Regulations.

     Approval Authority means a governmental authority whose approval is required in a country for a Product Registration.

     Arbovirus Patents means those patents and patent applications which are listed in Appendix A.

     [REDACTED].

     Bankruptcy Code means Title 11, U.S. Code.

     Breaching Party has the meaning set forth in Section 8.2(a).

     Business Day means a day when banks are open for business in New York City.

     Claims has the meaning set forth in Section 6.1.

     Combined Product means a pharmaceutical product consisting of or containing two or more active ingredients, one of which is the Licensed Compound and one or more of which is not, sold together for a single unit price.

     Commercial Sale means, with respect to a Product in any country in the Territory, all sales by Roche or any of its Affiliates after Product Registration in such country which transfer to a Third Party purchaser physical possession and title to commercial quantities of the Product in such country.

     Effective Date has the meaning set forth in the preamble.

     Effectively Commercially Available has the meaning set forth in Section 3.1(c).

     Effective Royalty Rates has the meaning set forth in Section 3.2.

     EPC Countries means the states which at the relevant time are members of the European Patent Convention.

     FDA means the United States Food and Drug Administration, or any successor.

     Field means the use of the Licensed Compound in combination therapy with PEG-IFN-alpha for the treatment of chronic hepatitis C.

     Formula means the fraction [REDACTED] described in the definition of Net Sales.

     Genentech means Genentech, Inc., of 1 DNA Way, South San Francisco, California 94080-4990, U.S.A.

     Generic Lawsuits means individually and collectively those (i) certain federal district court actions filed by ICN and/or Ribapharm which are set forth in Appendix B, and (ii) any similar court actions in the United States with any Third Party which may arise in the future related to the Litigation Patents.

     IAS has the meaning set forth in Section 3.6(d).

     ICN has the meaning set forth in the preamble.

     Indemnifying Party has the meaning set forth in Section 6.3.

     Licensed Compound means oral ribavirin, having the chemical formula 1-(beta)-D-ribofuranosyl-1H-1,2,4-triazole-3-carboxamide. For the avoidance of doubt, oral ribavirin does not include prodrugs of ribavirin such as viramidine.

     Licensed Patents means rights under patents and patent applications in the Field, as well as corresponding certificates of invention or certificates of protection, substitutes, extensions, provisionals, supplementary protection certificates, renewals, continuations, continuations-in-part, divisions, patents of addition (re-examination or re-issue), in any country of the Territory, which are owned by, or licensed to, Ribapharm and/or its Affiliates as of the Effective Date or during the term of this Agreement which relate to the use of the Licensed Compound in the Field. In particular, Licensed Patents shall include (i) the Arbovirus Patents, (ii) the Th1/Th2 Patents and (iii) those other patents and patent applications listed in Appendix D.

     Litigation Patents means the Arbovirus Patents and the Th1/Th2 Patents, including any renewals, extensions, re-examinations or re-issues thereof.

     Medical Needs Programs means programs pursuant to which Product is provided free of charge or at a reduced price to patients who are not adequately covered by healthcare coverage in their country, [REDACTED].

     Net Sales means the amount calculated by subtracting from the amount of Adjusted Gross Sales a lump sum deduction of [REDACTED] in lieu of those sales related deductions which are not accounted for on a product by product basis (e.g., outward freights, postage charges, transportation insurance, packaging materials for dispatch of goods, custom duties, bad debt, discounts granted later than at the time of invoicing, cash discounts and other direct sales expenses). Notwithstanding the foregoing, amounts received by Roche and its Affiliates for the sale of Products among Roche and its Affiliates for resale will not be included in the computation of Net Sales. If the Product is sold as a Combined Product, Net Sales for the Combined Product will be calculated by multiplying actual Net Sales of such Combined Product by the fraction [REDACTED], where A is the [REDACTED] of the Product sold separately by Roche or an Affiliate and containing the Licensed Compound [REDACTED] and B is the [REDACTED] of any other active component or components in the Combined Product sold separately by Roche or an Affiliate.

     Non-Breaching Party has the meaning set forth in Section 8.2(a).

     No-Sales Distributions has the meaning set forth in Section 3.3(c).

     Party means each of ICN, Ribapharm and Roche.

     PEG-IFN-alpha means any product containing the branched pegylated (40kDa) interferon alpha 2a that was used, on or before August 10, 2001, as the active ingredient in Roche's product referred to as PEGASYS. Without limiting the foregoing, PEG-IFN-alpha includes variations in the composition of the product due to minor changes in manufacturing that are approved by governmental regulatory authorities for such product. Examples of such minor changes in manufacturing are (i) adjustment of excipients, pH, electrolytes, or preservatives, or use of new raw materials such that the raw materials do not lead or result in chemical changes to or chemical modifications of the PEG, linker or interferon alpha portion of the active ingredient, (ii) starting materials or intermediates that do not chemically change the PEG, linker or interferon alpha portion of the active ingredient, (iii) other manufacturing variations that result from the need to accommodate new sources of raw materials or manufacturing methods, or (iv) changes in the average number of PEG units and/or their location of attachment on the interferon alpha portion based on batch to batch variations or manufacturing site to manufacturing site variations and such that the manufacturing modifications are not chemical changes to or chemical modifications of the PEG, linker or interferon alpha portion of the active ingredient. Examples of changes that are not minor manufacturing modifications are any chemical changes to or chemical modifications of the PEG, linker or interferon alpha portion of the active ingredient.

     Product means any pharmaceutical product consisting of or containing the Licensed Compound which is promoted and sold for use in combination with PEG-IFN-alpha, including without limitation a Combined Product.

     Product Registrations means any and all government approvals required by any government or regulatory authority in the Territory necessary to permit the development, manufacture, marketing, importing, use, or sale of a pharmaceutical product in any part of the Territory.

     Regulations means the regulations made under the Act, as amended or supplemented.

     Ribapharm has the meaning set forth in the preamble.

     Roche has the meaning set forth in the preamble.

     ROW Countries has the meaning set forth in Section 3.1(c).

     Schering Consent has the meaning set forth in Section 2.3.

     Schering License means the Exclusive License and Supply Agreement between Ribapharm and Schering-Plough Ltd. made as of July 28, 1995, as may be amended.

     Successful European Appeal means a decision of the Technical Board of Appeals of the European Patent Office [REDACTED] holding that at least one Valid Claim of Ribapharm's patents in the European opposition is valid and otherwise enforceable.

     Successful Japanese Appeal means a decision of a court beyond the right of further review [REDACTED] holding that at least one claim of Ribapharm's involved patents is valid and otherwise enforceable.

     Successful US Appeal means a decision of a court on appeal [REDACTED] holding that at least one claim of Ribapharm's patents in suit is valid and otherwise enforceable (including infringed) against the Third Party's oral ribavirin product involved in the decision.

     Term means the term of this Agreement, as set forth in Section 8.1.

     Territory means all countries of the world and their territories and possessions.

     Th1/Th2 Patents means those patents and patent applications which are listed in Appendix C.

     Third Party means any person other than ICN, Ribapharm, Roche, and each of their respective Affiliates.

     United States means the United States of America and its territories and possessions.

     Unlicensed Third Party Sales means the sale of an oral ribavirin product within the Field by a Third Party without a license from Ribapharm. For the avoidance of doubt, Unlicensed Third Party Sales do not include sales pursuant to the Schering License or sales by Genentech and its affiliates.

     Valid Claim means a claim of an issued and unexpired patent in a country in the Territory which is included within the Litigation Patents, and which (i) has not been finally revoked or held unenforceable or invalid by a decision of a court of last resort or other governmental agency of competent and final jurisdiction, (ii) has not been abandoned, disclaimed, dedicated to the public or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, and (iii) has not been finally construed or otherwise expressly limited by a court of last resort or other governmental agency of competent and final jurisdiction so as to not cover the anti-viral use for which Roche has then received regulatory approval to sell its oral ribavirin.

     1.2 Interpretation

     In this Agreement, unless the context requires otherwise

          (a) the singular includes the plural and vice versa;

          (b) words denoting persons include corporations, partnerships, and other legal entities;

          (c) a reference to a specified section, paragraph, or schedule is a reference to that specified section, paragraph, or schedule of this Agreement;

          (d) the article and section headings and the Table of Contents are for convenience only, are not part of this Agreement, and do not affect the interpretation or enforcement of this Agreement;

          (e) "including" means including without limitation; and

          (f) a reference to a Party includes its successors and permitted assigns.

                                   ARTICLE II

                                Grant of License

     2.1 License

     Ribapharm grants to Roche and its Affiliates, and Roche accepts on behalf of itself and its Affiliates, a non-exclusive, non-transferable and non-sublicensable right and license under the Licensed Patents within the Field throughout the Territory to make, have made, use, sell and distribute Products.

     2.2 Limit of Grant

     Roche has no right or license with respect to the Licensed Patents except as expressly granted in this Agreement.

     2.3 Schering Consent

     Ribapharm represents and warrants to Roche that ICN has previously exclusively licensed the Licensed Patents for use within the Field throughout the Territory to Schering Plough Ltd. pursuant to the Schering License and that the rights and obligations of ICN under the

Schering License have been assigned to and assumed by Ribapharm with the consent of Schering-Plough Ltd. pursuant to a letter agreement dated March 8, 2002 between ICN, Schering-Plough Ltd. and Ribapharm. Roche represents and warrants to Ribapharm and ICN that by a Settlement and License Agreement dated August 10, 2001 by and between Roche and Schering Corporation, an affiliate of Schering Plough Ltd., Schering Corporation agreed to waive so much of its exclusivity under the Licensed Patents as to allow ICN and Roche to enter into a license to commercialize Roche's PEG-IFN-alpha product in combination therapy with the Licensed Compound, and further agreed that upon written notice to Schering Corporation, Schering Corporation would consent to and modify Schering-Plough Ltd.'s exclusive rights under the Schering License to allow for the grant of such a license to Roche without requiring consideration from ICN to Schering Plough Ltd. (the Schering Consent). To the best of each Party's information and belief, the Schering Consent is the only consent that may be required from Schering Plough Ltd. to enable each of the Parties to enter into and perform this Agreement. The Parties shall cooperate to promptly obtain the Schering Consent in writing.

                                  ARTICLE III

                                  Compensation

     3.1 Royalties

          (a) Roche will pay Ribapharm a royalty, [REDACTED], in the following amount:

               (i) for the United States, [REDACTED] annual Net Sales; and

               (ii) for other countries in the Territory, [REDACTED] annual Net Sales,

on the Net Sales which occur in a country in which a Valid Claim exists.

          (b) Subject to Sections 3.1(c) and 3.3, royalties on Net Sales due under Section 3.1(a) will be calculated [REDACTED] (each being the last day of an Accounting Period) and will be paid by Roche [REDACTED] within sixty
     (60) days after the end of each Accounting Period in which such Net Sales occur, commencing with the [REDACTED] in which the first Commercial Sale of any Product is made by Roche or any of its Affiliates; [REDACTED].

          (c) If the Licensed Compound from any Third Party becomes Effectively Commercially Available in a country in the Territory for use in the Field, Roche will not be obligated to pay the royalty in Section 3.1(a) for that country from that time. The Licensed Compound shall be considered "Effectively Commercially Available" in accordance with the following:

               (i) In the United States, the Licensed Compound will be considered Effectively Commercially Available upon the earlier of:

               (A) a decision by a United States District Court in any of the Generic Lawsuits that all the claims of the Litigation Patents involved in the US suit are wholly invalid or otherwise entirely unenforceable against the oral ribavirin product of the respective ANDA applicant [REDACTED]; or

               (B) the issuance of Product Registrations to a Third Party for an oral ribavirin product and the occurrence of subsequent Unlicensed Third Party Sales, [REDACTED];

          (ii) In EPC Countries, the Licensed Compound will be considered Effectively Commercially Available:

               (A) in any and all EPC Countries in the event that the Opposition Division or the Technical Board of Appeals of the European Patent Office rejects all Valid Claims of the Litigation Patents involved in the opposition, [REDACTED]; or

               (B) in a given EPC Country in the event of the issuance of Product Registrations to a Third Party in such country for an oral ribavirin product and subsequent Unlicensed Third Party Sales in such country [REDACTED];

          (iii) In Japan, the Licensed Compound will be considered Effectively Commercially Available upon the earlier of:

               (A) a decision by any court in Japan or a decision by the Japanese Patent Office in an opposition brought by a Third Party, that all the claims of the Litigation Patents in suit are wholly invalid or otherwise entirely unenforceable [REDACTED]; or

               (B) the issuance of Product Registrations to a Third Party in Japan for an oral ribavirin product and the occurrence of subsequent Unlicensed Third Party Sales in Japan, [REDACTED]; and

          (iv) In countries other than the United States, the EPC Countries and Japan (ROW Countries), the Licensed Compound will be considered Effectively Commercially Available:

               (A) in all ROW Countries at any time an oral ribavirin product is Effectively Commercially Available in the United States and in the EPC Countries; or

               (B) in a given ROW Country in the event of Unlicensed Third Party Sales in commercial quantities in such country [REDACTED].

     (d) If an Approval Authority imposes a price limitation for specific indications or patients, [REDACTED], Ribapharm and Roche will discuss [REDACTED] the applicable royalty [REDACTED].

     (e) At its sole discretion, Roche may obtain Product Registrations for a Combined Product in any country in the Territory. Roche alone will have full responsibility for obtaining such Product Registrations, and nothing in this Agreement shall be construed as preventing or limiting Roche from conducting any Commercial Sales activities with the Combined Product in any manner whatsoever [REDACTED] or requiring Roche to obtain any approval from Ribapharm or any of its Affiliates relating to Commercial Sales of the Combined Product. Ribapharm, however, may notify Roche in writing should Ribapharm reasonably believe a material purpose for Roche's commercial activities with the Combined Product [REDACTED] over a specified time period was for reducing the royalties that otherwise would be due Ribapharm under this Agreement. Such notice shall include
(i) a detailed summary with supportive factual information of Ribapharm's basis for its belief, and (ii) a specific suggestion of what adjustment should be made to the Formula used in calculating Net Sales of the Combined Product [REDACTED]. If Roche agrees with Ribapharm that an adjustment to the Formula is appropriate, the Parties will negotiate in good faith an adjustment. If, [REDACTED] after Roche receives such notice, (i) Roche does not agree with Ribapharm that an adjustment to the Formula is appropriate or (ii) the Parties can not agree on an adjustment, then a Party may submit the matter to arbitration under Section 10.1 [REDACTED].

     (f) [REDACTED]

          (i) [REDACTED]

          (ii) [REDACTED]

     3.2 Most Favored Licensee

     In the event Ribapharm shall grant a right or license to sell the Licensed Compound to any Third Party which has Effective Royalty Rates which are lower than the royalty rates under this Agreement, then Ribapharm shall notify Roche promptly in writing of the financial terms or any and all other consideration which directly or indirectly relates to the grant of such right or license and Roche shall have the right to adopt such Effective Royalty Rates of such Third Party right or license as the royalty rates for this Agreement as of the effective date of such Third Party right or license. Effective Royalty Rates as used herein means [REDACTED]. In the event the Parties are unable to agree on the computation of the Effective Royalty Rate, it shall be submitted to arbitration in accordance with Section 10.1. For purposes of this provision, any lowering of the royalty rates in the Schering License shall effectively constitute the grant of a new right or license to sell the Licensed Compound.

     3.3 Extent of Royalty Obligations

         (a) Subject to Sections 3.3(c) and (e), the obligation of Roche to pay theroyalty under Section 3.1 with respect to Product will commence on the first Commercial Sale in a country in the Territory after the Effective Date and will continue [REDACTED] in the Territory until termination or expiration of this Agreement [REDACTED] or upon Effective Commercial Availability of the Licensed Compound in [REDACTED].

         (b) Only one royalty payment shall be due on the sale of each unit of Product under this Agreement.

         (c) [REDACTED] no royalties will accrue upon, and Net Sales will not include, the disposition of Product that Roche or its Affiliates distribute, free of charge, in good faith to address marketing challenges for the Product. Such dispositions of Product shall include (i) samples (promotional or otherwise), (ii) donations (for example, to non-profit institutions or government agencies for a non-commercial purpose), (iii) use in investigator initiated clinical studies, or (iv) use in patient assisted programs in the Field (individually and collectively, No-Sale Distributions). Ribapharm may notify Roche in writing should Ribapharm reasonably believe a material purpose for Roche's No-Sale Distributions [REDACTED] over a specified time period was for reducing the royalties that otherwise would be due Ribapharm under this Agreement. Such notice shall include (i) a detailed summary with supportive factual information of Ribapharm's basis for its belief, and (ii) a specific suggestion of what adjustment should be made to Net Sales [REDACTED]. If Roche agrees with Ribapharm that an adjustment to Net Sales is appropriate, the Parties will negotiate in good faith an adjustment. If, within ninety (90) days after Roche receives such notice, (i) Roche does not agree with Ribapharm that an adjustment to Net Sales is appropriate or (ii) the Parties can not agree on an adjustment, then a Party may submit the matter to arbitration under Section
10.1 as further described in Section 3.3(d).

         (d) Should an arbitration be commenced in accordance with Section 3.3(c), the arbitrator(s) shall be restricted to deciding only two issues:

             (i) Has Ribapharm demonstrated by a preponderance of the evidence that a material purpose for Roche's No-Sale Distributions of Product [REDACTED] over a specified time period was for reducing the royalties that otherwise would be owed to Ribapharm for sales of Product?

             (ii) Should the first issue be decided in favor of Ribapharm, what adjustment should be made to the Net Sales [REDACTED] over the specified time to compensate Ribapharm in accordance with the intentions of this Agreement, taking into account the purposes motivating the No-Sales Distributions which are the subject of the arbitration? In deciding this second issue, each Party will submit to the arbitrator(s) what the Party believes would be a fair adjustment to the Net Sales on account of the No-Sale Distributions, and the arbitrators may only choose between one of these adjustments.

         (e) No royalties will accrue upon, and Net Sales will not include, the disposition of Product by Roche or its Affiliates pursuant to Medical Needs Programs

[REDACTED] to the extent that such dispositions if otherwise sold would have amounted to less than [REDACTED] of the Net Sales for the given [REDACTED] royalty period under Section 3.1(b). For those dispositions of Product under Medical Needs Programs that exceed [REDACTED] in the given period, royalties will accrue to such dispositions of Product as calculated at the [REDACTED] for such Product.

     (f) Roche alone will have full responsibility for distributing the Product (including the Combination Product or components thereof), such as No-Sale Distributions under Section 3.3(c) or Medical Needs Programs under Section 3.3(e), and nothing in this Agreement shall be construed as preventing or limiting Roche from distributing Product in any manner whatsoever or for requiring Roche to obtain any approval from Ribapharm or any of its Affiliates.

     3.4 Payment Terms

     Roche will make all payments required under this Agreement in United States Dollars. Any payments provided for under this Agreement that are not made when due will bear interest at an annual rate until paid in full, equal to the 60-day London interbank offered rate (LIBOR) plus [REDACTED], as such rate may from time to time fluctuate. Roche will make all payments under this Agreement to Ribapharm by wire transfer of immediately available funds to a bank account of Ribapharm designated by Ribapharm from time to time in writing in accordance with this Agreement.

     3.5 Taxes

         (a) All amounts owed under this Agreement will be paid after deduction as required by law for all applicable taxes, fees, and other charges except taxes imposed with respect to or based on a Party's net income. In particular, any tax required to be withheld by Roche under the laws of any country for the account of Ribapharm (withholding taxes) will be promptly paid by Roche for and on behalf of Ribapharm to the appropriate governmental authority, and Roche will furnish Ribapharm with proof of payment of such tax. All such tax actually paid on Ribapharm's behalf will be deducted from royalty payments due Ribapharm or promptly reimbursed to Roche if no further payments are due Ribapharm. Roche will assist Ribapharm in claiming tax refunds at Ribapharm's request. Each Party agrees to assist the other Party in minimizing the withholding taxes applicable to any payment made by Roche, in claiming exemption from such withholding of taxes of any type under any double taxation or similar agreement or treaty from time to time in force, and in minimizing the amount required to be so withheld or deducted.

         (b) Notwithstanding the provisions of Section 3.5(a), in the event of a change in the United States-Switzerland income tax treaty which results in the imposition by Switzerland or any of its political subdivisions of withholding taxes on any royalty payment under this Agreement, Roche will pay to Ribapharm an amount, in addition to all royalties payable under this Agreement, such that after the deduction of all such taxes (including interest, penalties, or additions to tax) Ribapharm receives the full amount of the royalty without diminution for such taxes.

     3.6 Reports and Records

         (a) With each royalty payment made in accordance with Section 3.1(b) Roche will deliver to Ribapharm a royalty report which includes the following information:

             (i) the total Adjusted Gross Sales for each Product subject to royalty sold by Roche and its Affiliates [REDACTED];

             (ii)  Net Sales [REDACTED]; and

             (iii) total royalties payable to Ribapharm for the relevant period.

         (b) [REDACTED].

         (c) Roche and its Affiliates will keep, at Roche's principal place of business, full, true, and accurate books of account containing all particulars that may be necessary for the purpose of calculating all royalties payable to Ribapharm with accounting principles consistently applied from period to period in accordance with IAS.

         (d) At the expense of Ribapharm, Ribapharm or its authorized independent public accountant may engage Roche's officially appointed worldwide independent public accountant to perform, on behalf of Ribapharm or its independent public accountant, an audit, conducted in accordance with international accounting standards (IAS), of such books and records of Roche and its Affiliates that are deemed necessary by Roche's independent public accountant to report on Net Sales of Products for the period or periods requested by Ribapharm and the correctness of any report or payments made under this Agreement. Upon timely request and at least thirty (30) calendar days' prior written notice from Ribapharm, such audit will be conducted as an additional audit work during Roche's annual audit of the countries specifically requested by Ribapharm, during regular business hours in such a manner as to not unnecessarily interfere with Roche's normal business activities, and will be limited to results in the two (2) calendar years prior to audit notification. Such audit will not be performed more frequently than once per calendar year nor more frequently than once with respect to records covering any specific period of time.

         (e) All information, data documents, and abstracts herein referred to will be used only for the purpose of verifying royalty statements or compliance with this Agreement, will be treated by Ribapharm as confidential information, and need not be retained beyond the longest of (i) one (1) year after completion of an audit, if an audit has been requested, (ii) two (2) years from the end of the calendar year to which such pertains, and (iii) one (1) year after the date of termination of this Agreement. Audit work papers and results will be shared by Roche and Ribapharm.

         (f) If the audit reveals an overpayment, Ribapharm will promptly reimburse Roche for the amount of the overpayment. If the audit reveals an underpayment, Roche will promptly make up such underpayment. If the audit reveals that the royalties owed by Roche to Ribapharm for the countries specifically requested and for any calendar year in total have been understated by more than [REDACTED], Roche will, in addition, pay the reasonable costs of such additional audit work. The failure of Ribapharm to request verification of any royalty calculation within the period during which corresponding records must be maintained will be deemed to be conclusive acceptance of the royalty reporting for the period to which the royalty pertains.

     3.7 Sales in Foreign Currencies

     Whenever for the purpose of calculating royalties, conversion from any currency other than United States Dollars is required, such conversion will be made as follows. When calculating the Adjusted Gross Sales, the amount of such sales in currencies other than United States Dollars and Swiss Francs will be converted into Swiss Francs as computed in Roche's central Swiss Francs "sales statistics" for the countries concerned, using for internal foreign currency translation Roche's then current standard practices actually used on a consistent basis in preparing its audited financial statements in accordance with IAS. When calculating the royalties on Net Sales, the Adjusted Gross Sales calculated in Swiss Francs will be converted to United States Dollars using the year to date average exchange rate as retrieved from the Reuters' system for the applicable Accounting Period.

                                   ARTICLE IV

                 Resolution of Contested Proceedings and Release

     4.1 United States Litigations

     The Parties agree to enter into and cause to be filed promptly after the Effective Date, a stipulated order of dismissal of the suit ICN Pharmaceuticals et al. v. Hoffmann-La Roche Inc. et al. Case No. 02-6644 MRP filed in the United States District Court for the Central District of California with each Party agreeing to assume its own costs and expenses.

     4.2 European Litigations

     Promptly after the Effective Date, Roche shall withdraw the suit F. Hoffmann-La Roche AG, CH-Basel/ Roche Pharma Schweiz AG CH-Reinach/ Hoffmann-La Roche AG D-Grenzach v. ICN Pharmaceuticals Inc. / Ribapharm Inc. filed in the Handelsgericht Zurich, and Ribapharm or ICN or both, as applicable, shall withdraw the suits Ribapharm Inc./ICN Pharmaceuticals Inc. v. Roche Nederland BV, Case No. 2002/1321 and Ribapharm Inc./ICN Pharmaceuticals Inc. v. Roche Nederland BV, Case No. 2002/1299 filed in the Rechtbank te's Gravenhage, Ribapharm Inc. v. F. Hoffmann-La Roche AG, Roche Pharma AG, Hoffmann-La Roche AG, Case No. 21 O 14763/02 filed in the District Court (Landgericht) Munich, and Ribapharm Inc. v. F. Hoffmann-La Roche AG, Roche Pharma AG, Hoffmann-La Roche AG, Case No. 21 O 14765/02 filed in the District Court (Landgericht) Munich, by filing the appropriate applications or letters with the courts in each of these cases respectively. The respondent Party shall file corresponding letters agreeing to the withdrawal of the cases as necessary and all Parties shall agree to assume their own costs and expenses.

     4.3 Foreign Oppositions

     Roche agrees promptly after the Effective Date to withdraw its oppositions to [REDACTED] and to cause all other oppositions to such patents controlled by Roche as of the Effective Date to be promptly withdrawn.

     4.4 Mutual Releases

         (a) Each of ICN and Ribapharm hereby releases and discharges Roche and each of its Affiliates, successors, assigns, directors, officers, employees, and agents from all causes of action, demands, claims, damages and liabilities of any nature arising from acts occurring prior to the Effective Date with respect to commercializing by Roche or its Affiliates of the Product, including, without limitation, all claims with respect to (and only with respect to) Product that ICN or Ribapharm has asserted or could have asserted in any of the disputes identified in this Article IV to which Roche was a party.

         (b) Roche hereby releases and discharges ICN and Ribapharm and each of their Affiliates, successors, assigns, directors, officers, employees, and agents from all causes of action, demands, claims, damages and liabilities of any nature arising from acts occurring prior to the Effective Date with respect to commercializing by Roche or their Affiliates of the Product, including, without limitation, all claims with respect to (and only with respect to) Product that Roche has asserted or could have asserted in any of the disputes identified in this Article IV to which ICN and/or Ribapharm was a party.

                                   ARTICLE V

             Representations, Warranties and Limitation of Liability

     5.1 Representations of Ribapharm and ICN

     Ribapharm and ICN represent and warrant to Roche as follows.

         (a) Each of Ribapharm and ICN is a corporation duly organized under the laws of the State of Delaware, and has all requisite legal and corporate power and authority to carry on its business and to perform its obligations under this Agreement. All corporate action on the part of each of Ribapharm and ICN necessary for the execution and delivery of this Agreement and the performance of their respective obligations under this Agreement has been taken. The person(s) executing this Agreement on behalf of Ribapharm and ICN have all necessary corporate powers and have been duly authorized by Ribapharm and ICN to execute and deliver this Agreement on its behalf. This Agreement constitutes a valid and binding obligation of each of Ribapharm and ICN, enforceable against it in accordance with its terms.

     (b) The execution, delivery, and performance of this Agreement by each of Ribapharm and ICN will not, with or without notice or the passage of time or both, result in any violation of, be in conflict with or constitute a default under any material contract, obligation, or commitment to which each is a party or by which it is bound or, to the best knowledge of Ribapharm or ICN, any statute, rule, or governmental regulation applicable to each of Ribapharm or ICN.

         (c) Ribapharm owns or controls under valid licenses with the right of sublicense all right, title, and interest in and to the Licensed Patents except to the extent otherwise provided by the exclusivity rights in the Schering License described in Section 2.3. As of the Effective Date of this Agreement, to the best knowledge of Ribapharm and ICN, there are no adverse actions, suits, or claims pending or threatened against Ribapharm or its Affiliates by a Third Party in any court or by or before any governmental body or agency with respect to the Licensed Patents except the Generic Lawsuits set forth in Appendix B and, to the best knowledge of Ribapharm and ICN, there are no Third Party patents which might give rise to such actions, suits, or claims.

         (d) Ribapharm represents, warrants and covenants that on or before the Effective Date (i) Ribapharm has disclosed to Roche all of its and its Affiliates' pending patent applications with claims relating to the use of the Licensed Compound including but not limited to use in combination with interferon alpha and has disclosed in writing to Roche all of Ribapharm's and its Affiliates' [REDACTED] patent applications containing such claims, and (ii) Ribapharm and its Affiliates are not aware of any patent filing, other than the Licensed Patents, that claim the commercializing of interferon alpha for therapeutic use in humans as combination therapy with the Licensed Compound.

     EXCEPT AS SET FORTH IN SECTIONS 5.1(a) THROUGH (d) AND SUBJECT TO SECTION 5.3, NEITHER RIBAPHARM NOR ICN MAKES ANY WARRANTY CONCERNING THE LICENSED PATENTS, OR THE PRODUCTS INCLUDING THE FOLLOWING: (I) ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH REGARD TO THE PRODUCTS; [REDACTED]. IN NO EVENT WILL ANY OF RIBAPHARM, ICN OR THEIR AFFILIATES OR AGENTS BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, OR LOST PROFITS, OF ROCHE.

     5.2 Representations of Roche

     Roche represents and warrants to Ribapharm and ICN as follows.

         (a) Hoffmann-La Roche Inc. is a corporation duly organized under the laws of the State of New Jersey and F. Hoffmann-La Roche Ltd is a corporation duly organized under the laws of Switzerland. Each of such corporations has all requisite legal and corporate power and authority to carry on its business and perform its obligations under this Agreement. All corporate action on the part of Roche necessary for the execution and delivery of this Agreement and the performance of Roche's obligations under this Agreement has been taken. The person(s) executing this Agreement on behalf of Roche have all necessary corporate powers and have been duly authorized by Roche to execute this Agreement on its behalf. This Agreement constitutes a valid and binding obligation of Roche, enforceable against it in accordance with its terms.

         (b) The execution, delivery, and performance of this Agreement by Roche will not, with or without notice or the passage of time or both, result in any violation of, be in conflict with or constitute a default under any material contract, obligation or commitment to which Roche is a party or by which it is bound or, to the best knowledge of Roche, any statute, rule, or governmental regulation applicable to Roche.

     5.3 Mutual Representation and Warranty

     Each Party warrants and represents that it has disclosed all information in its possession or control (other than information which is subject to confidentiality or non-disclosure obligations) which is material to the other Party entering into this Agreement, and such information does not contain any untrue statement of material fact or omit to state a material fact. Disclosure to one member of a Party will constitute disclosure to all members of the Party.

                                   ARTICLE VI

                          Indemnification and Insurance

     6.1 Indemnification by Roche

     Roche will at all times, during and after the Term, indemnify, defend, and hold harmless Ribapharm, ICN, their respective Affiliates, and their respective directors, officers, employees, and agents against all claims, demands, actions, and liabilities (collectively, Claims), including reasonable attorneys' fees and costs, arising out of or resulting from

         (a) each breach, if any, of any representation, warranty, or covenant of Roche under this Agreement; or

         (b) each Third Party product liability claim or suit, if any, resulting from the development, manufacture, marketing, import, use, or sale of Products by Roche or its Affiliates pursuant to this Agreement or from the performance by Roche of its obligations under this Agreement.

     This indemnity obligation will not apply to the extent that Claims result from any negligent act or willful misconduct of Ribapharm, ICN, their respective Affiliates, or their respective directors, officers, employees, or agents.

     6.2 Indemnification by Ribapharm and ICN

     Ribapharm and ICN will at all times, during and after the Term, indemnify, defend, and hold harmless Roche, its Affiliates, and their respective directors, officers, employees and agents against all Claims arising out of or resulting from each breach (respectively), if any, of any representation, warranty, or covenant of Ribapharm or ICN under this Agreement.

     This indemnity obligation will not apply to the extent that the Claims result from any negligent act or willful misconduct of Roche, its Affiliates, or their respective directors, officers, employees or agents.

     6.3 Obligations of the Party Seeking to Be Indemnified

     If Ribapharm, ICN, Roche, or any Affiliate (in each case, an Indemnified Party) receives any written Claim which it believes is the subject of indemnity under this Agreement by Ribapharm, ICN or Roche, as the case may be (in each case, an Indemnifying Party), the Indemnified Party will, as soon as reasonably practicable after forming such belief, give notice to the Indemnifying Party, including full particulars of such claim to the extent known to the Indemnified Party. Failure to give timely notice to the Indemnifying Party will not release the Indemnifying Party from any liability to the Indemnified Party except to the extent that the Indemnifying Party is injured by such delay. The Indemnifying Party will have the right, by prompt notice to the Indemnified Party, to assume the defense of the claim at the cost of the Indemnifying Party. If the Indemnifying Party does not assume the defense of the claim or, having done so, does not pursue the defense, the Indemnified Party may assume the defense, with counsel of its choice, but at the cost and for the account of the Indemnifying Party. If the Indemnifying Party so assumes such defense, the Indemnified Party may participate through counsel of its choice, but the cost of such counsel will be for the account of the Indemnified Party. The party not assuming the defense of the claim will render all reasonable assistance to the party assuming the defense, and all out-of-pocket costs of such assistance will be for the account of the Indemnifying Party. No such claim will be settled other than by the party defending the claim, and then only with the consent of the other party, which will not be unreasonably withheld or delayed.

     6.4 Limits on Indemnification

         (a) All Claims for indemnification by an Indemnified Party must be made (and will otherwise be irrevocably barred) prior to the later of (i) [REDACTED] after the date the Indemnified Party first has substantial reason to believe a Claim exists, or (ii) the date when all Claims first equal or exceed [REDACTED].

         (b) No Indemnified Party will make any Claims until the aggregate of all Claims to date of a Party first equals or exceeds [REDACTED], at which time all Claims to date and all Claims arising thereafter may be asserted.

         (c) The limitations in this Section 6.4 do not apply to the provisions of [REDACTED].

                                  ARTICLE VII

                          Publicity and Confidentiality

     7.1 Publicity and Confidentiality

         (a) Except as otherwise provided in this Agreement or required by law or the rules of any nationally recognized securities exchange on which securities of a Party or any of its Affiliates are traded, no Party will originate any publication, news release, or other public announcement, or otherwise make disclosure to any Third Party, written or oral, whether in the public press, stockholders' reports, or otherwise, relating to any and all terms, including the financial terms, of this Agreement, without the prior written approval of the other Parties, which approval will not be unreasonably withheld or delayed.

         (b) Notwithstanding the foregoing, within seven (7) days after the execution and delivery of this Agreement (or such shorter period as may be required by law or the rules of any nationally recognized relevant securities exchange), the Parties will issue a press release concerning the general nature of this Agreement in form and substance agreed between the Parties prior to publication.

         (c) If a Party is required to make disclosure in respect of this Agreement under applicable laws or the rules of any nationally recognized securities exchange, the disclosing Party [REDACTED] and consult with the other Parties, and take into consideration another Party's comments thereon, prior to such disclosure and, where applicable, will request confidential treatment to the extent available.

         (d) Once information has been released in accordance with this Article, the information contained in such release may be subsequently released by any Party without the prior approval or consent of the other Parties.

                                  ARTICLE VIII

                              Term and Termination

     8.1 Term

         (a) This Agreement commences as of the Effective Date and, unless sooner terminated throughout the Territory in accordance with this Agreement, shall continue [REDACTED] until the expiration of the last to expire Licensed Patent.

         (b) Upon expiration of this Agreement [REDACTED] with respect to any Product, Roche will have a perpetual, fully paid-up, royalty free, non-exclusive license within the Field [REDACTED] to make, have made, import, use, offer for sale, and sell such Product.

     8.2 Termination

         (a) A Party (as such, the Non-Breaching Party) may terminate this Agreement if

             (i) another Party (other than a Party in the same group to which the Non-Breaching Party belongs) or its Affiliates (as such, the Breaching Party) does not comply with any of its material obligations contained in this Agreement;

             (ii) the Non-Breaching Party gives notice to the Breaching Party specifying the nature of the default, requiring the Breaching Party to cure the default, and referring to the Non-Breaching Party's right to terminate this Agreement pursuant to this Section 8.2; and

         (iii) the default is not cured within [REDACTED] after the receipt of such notice.

     (b) Either Party which is in not in default of its obligations hereunder may terminate this Agreement upon written notice in the event any of the contested proceedings between the Parties is not terminated in accordance with the provisions of Article IV [REDACTED] days of the Effective Date, provided, however, that if notwithstanding the good faith efforts of the other Parties hereto the termination of such contested proceedings has not been completed by the end of such [REDACTED] day period, the Parties hereto will agree on a reasonable extension of such [REDACTED] day period in order to complete the termination of such proceedings.

     (c) A Party may terminate this Agreement if at any time

          (i) another Party (other than a Party in the same group to which the Non-Breaching Party belongs) files in any court or agency pursuant to any statute or regulation of the United States or of any foreign country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the other Party or of its assets;

          (ii) another Party (other than a Party in the same group to which the Non-Breaching Party belongs) proposes a written agreement of composition or extension of its debts;

          (iii) another Party (other than a Party in the same group to which the Non-Breaching Party belongs) is served with an involuntary petition against it, filed in any insolvency proceeding, and the petition is not dismissed within [REDACTED] days after filing; or

          (iv) another Party (other than a Party in the same group to which the Non-Breaching Party belongs) makes an assignment for the benefit of creditors.

     (d) Upon the occurrence of any event under Section 8.2(a)(iii) or Section 8.2(b) that entitles a Party to terminate this Agreement, such Party may deliver to the other Party written notice of termination of this Agreement, and the termination will be effective upon delivery of such notice. The right to terminate will be in addition to and not in substitution of any other available remedy.

     (e) [REDACTED]

     (f) Waiver by a Party of any event or succession of events giving rise to the right of termination will not deprive the waiving Party of the right to terminate this Agreement under this Section 8.2 on the basis of any subsequent event giving rise to such right.

     8.3 Rights and Obligations Upon Termination or Expiration

     Expiration or termination of this Agreement or a license hereunder shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or early termination of this Agreement shall be without prejudice to the rights of a Party against the other accrued or accruing under this Agreement prior to termination, including the obligation to pay royalties for Product sold prior to such termination.

     8.4 Surviving Provisions

     The Parties' rights and obligations under this Agreement will survive any termination of this Agreement for the period of the statute of limitations applicable to such rights or obligations. Termination or expiration of this Agreement for any reason will be without prejudice to any rights accrued to the benefit of a Party prior to termination or expiration and will not relieve any Party from obligations expressly indicated to survive termination or expiration of this Agreement. Termination or expiration of this Agreement will not terminate Roche's obligation to pay all royalties accrued. Any other provisions of this Agreement required to interpret and enforce the Parties' rights and obligations under this Agreement will also survive to the extent required for the full observation and performance of this Agreement by the Parties.

                                   ARTICLE IX

                             Assignment; Successors

     9.1 Assignment

         (a) Subject to Sections 9.1(c) and (d), neither this Agreement nor any interest under this Agreement may be assigned by Roche or its Affiliates without the prior written consent of Ribapharm and ICN. No assignment will release Roche or its Affiliates from any liability under this Agreement.

         (b) Subject to Sections 9.1(c) and (d), neither this Agreement nor any interest under this Agreement may be assigned by Ribapharm, ICN or their respective Affiliates without the prior written consent of Roche. No assignment will release Ribapharm, ICN or their respective Affiliates from any liability under this Agreement.

         (c) Roche, Ribapharm and ICN may assign this Agreement or any rights under this Agreement to an Affiliate or to any successor by merger, consolidation, or sale of substantially all of the assets used in the business which is the subject of this Agreement.

         (d) Any assignment not made in accordance with this Section 9.1 will be void ab initio.
     ---------

     9.2 Successors

     Subject to the limitations on assignment under Section 9.1, this Agreement binds all successors in interest and assigns of Ribapharm, ICN and Roche. Any successor or assignee of a Party's interest will expressly assume in writing the performance of all the terms and conditions of this Agreement to be performed by the Party.

                                   ARTICLE X

                               Dispute Resolution

     10.1 Arbitration

     Subject to compliance with Section 10.2, and other limitations on arbitration as described elsewhere in this Agreement, any dispute, controversy or claim arising under, out of, or in connection with this Agreement, including any subsequent amendments will be referred to and finally be settled under the Rules of Arbitration of the International Chamber of Commerce, Paris, France, in force on the date of commencement of the arbitration by three arbitrators appointed in accordance with those Rules. The place of arbitration will be New York City, New York, and Delaware law will be applied. The language to be used in the arbitral proceedings will be English. Notwithstanding the foregoing, the arbitrators in such proceedings may not make any determination as to the validity or enforceability of any of the Licensed Patents.

     10.2 Pre-Litigation Dispute Resolution

     If a Party believes another Party has failed to comply with any of its respective material obligations contained in this Agreement, the Party that believes such obligation has not been fulfilled shall provide written notice to the other Party concerning such possible non-compliance. The Party receiving such notice shall have [REDACTED] after receipt of such notice to cure such alleged non-compliance. In the event there is a dispute regarding the matter in question, during such [REDACTED] period the Parties shall meet to discuss such dispute. Should such discussion not resolve the dispute, then during such [REDACTED] period, a Party may request that the unresolved dispute be referred to the Chief Executive Officer of Ribapharm, or the President of ICN (if appropriate), and the Head of the Pharmaceuticals Division of Roche to resolve the dispute. In any event, if the matter in question is not resolved within [REDACTED] after receipt of such notice, then either Party may proceed to arbitration pursuant to Section 10.1. Nothing stated or left unstated in this Article shall be deemed, directly, indirectly, expressly, or by implication, to constitute a waiver of any rights that a Party may possess under this Agreement or by law.

     10.3 Provisional Remedy

     Nothing in this Agreement limits the right of a Party to seek to obtain in any court of competent jurisdiction any interim relief or provisional remedy, including injunctive relief. Seeking or obtaining any interim relief or provisional remedy in a court will not be deemed a breach or waiver of the agreement in this Agreement to arbitrate.

     10.4 Royalty Dispute

     If a dispute between the Parties relates to the amount of royalties payable under this Agreement, Roche will continue to pay Ribapharm not less than [REDACTED] of the amount alleged by Roche in good faith to be payable, until the dispute is resolved.

                                   ARTICLE XI

                               General Provisions

     11.1 Relationship of the Parties

     For purposes of this Agreement, the relationship of Ribapharm and ICN to Roche is that of an independent contractor. Ribapharm, ICN and Roche are not joint venturers, partners, principal and agent, master and servant, or employer and employee. With respect to the subject matter of this Agreement, Ribapharm, ICN and Roche have no power to bind or obligate each other in any manner, other than as expressly set forth in this Agreement. A change of this relationship is not precluded by this Agreement.

     11.2 Excusable Delay

     The failure or omission by a Party in the performance of any obligation under this Agreement will not be deemed a breach of this Agreement or create any liability if it arises from cause beyond the control of the Party, such as strikes, riots, war, acts of God, invasion, fire, explosion, floods, delay of carrier, shortage or failure in the supply of materials, energy shortage, and acts of government or governmental agencies or instrumentalities. If due to such an event either Party is delayed or hindered in or prevented from the performance of its duties or doing acts required under the terms of this Agreement, the performance of such act will be excused for the period of the delay not to exceed ninety (90) days. A Party subject to such an excusable delay will take all reasonable steps to resolve any condition forming the basis of the delay.

     11.3 Notices

     All notices, consents, requests, waivers, and other communications in connection with this Agreement

          (a) must be in writing, signed by an authorized officer of the sender (in the case of Roche, an authorized officer of either of Hoffmann-La Roche Inc. or F. Hoffmann-La Roche Ltd will be sufficient), and sent by personal delivery, fax (with confirmation copy), internationally recognized courier, or certified or registered mail, postage prepaid (airmail where applicable);

          (b) will be deemed to be given when actually received; and

          (c) must be sent to the receiving Party at the address or fax number, as applicable, set forth below, or any replacement address or fax number notified to the sender by notice actually received by the sender:

                                    if to Ribapharm or ICN, to

                                    Ribapharm Inc.
                                    3300 Hyland Avenue
                                    Costa Mesa, California  92626
                                    United States of America
                                    Attention:       General Counsel
                                    Fax:             1 (714) 668-3108

                                    with a copy to

                                    ICN Pharmaceuticals, Inc.
                                    3300 Hyland Avenue
                                    Costa Mesa, California  92626
                                    United States of America
                                    Attention:       General Counsel
                                    Fax:             1 (714) 641-7206

                                    if to Roche, to

                                    Hoffmann-La Roche Inc.
                                    340 Kingsland Street
                                    Nutley, New Jersey  07110
                                    United States of America
                                    Attention:       Corporate Secretary
                                    Fax:             1 (973) 235-3500

                                    and to

                                    F. Hoffmann-La Roche Ltd
                                    Grenzacherstrasse 124
                                    4070 Basel, Switzerland
                                    Attention:       Corporate Law Department
                                    Fax:             41-62-688-1396

     11.4 Expenses

     Except as expressly provided otherwise in this Agreement, all legal and other costs and expenses incurred in connection with the negotiation, execution, and delivery of this Agreement and the transactions contemplated by this Agreement will be paid by the Party incurring such costs or expenses.

     11.5 Further Assurances

     Except as expressly provided elsewhere in this Agreement, each Party will at its expense promptly execute and deliver any further instruments and documents and take any further action as another Party may reasonably request in order to further evidence and confirm the transactions contemplated by this Agreement.

     11.6 Amendment

     This Agreement may not be altered or otherwise amended except by an instrument in writing executed and delivered by each of the Parties.

     11.7 Waiver

     A Party may extend the time for the performance of any obligations of another Party, waive any inaccuracies and representations by another Party in this Agreement or in any document delivered pursuant to this Agreement, or waive compliance by another Party with any of the covenants, conditions or performance of any of its obligations under this Agreement. Any such waiver must be in a writing executed and delivered by the Party sought to be charged. Any such waiver or failure to insist upon strict compliance with such covenant, condition or obligation will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     11.8 No Third Party Beneficiaries

     This Agreement does not confer any rights, remedies, agreements, undertakings, obligations, or liabilities on any person other than the Parties, their Affiliates, and their respective successors-in-interest and permitted assigns.

     11.9 Entire Agreement

     This Agreement constitutes the entire agreement between the Parties with respect to its subject matter and supersedes all prior discussions, negotiations, correspondence, agreements, and understandings, both oral and written, between the Parties with respect thereto. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, among the Parties that are material to the subject matter of this Agreement other than as are set forth in this Agreement.

     11.10 Construction

     The Parties have participated jointly in the negotiation and drafting of this Agreement. If a question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring a party because of the authorship of any provision of this Agreement.

     11.11 Counterparts

     This Agreement may be executed in any number of counterparts and by facsimile, each of which will be deemed to be an original and all of which together will constitute one and the same agreement.

     11.12 Severability

     If any provision of this Agreement is finally determined to be invalid, unlawful, or unenforceable in a jurisdiction, (a) (i) it will be deemed to be severed from this Agreement in such jurisdiction, (ii) every other provision of this Agreement will remain in full force and effect in such jurisdiction, and (iii) the Parties will negotiate in good faith to modify this Agreement so as to achieve the original intent of the Parties as closely as possible in an acceptable manner with respect to such jurisdiction, and (b) such invalidity, unlawfulness, or unenforceability will not affect the interpretation or enforcement of this Agreement in any other jurisdiction.

     11.13 Joint and Several Liability of Roche

     The representations, warranties, covenants, and liabilities of Roche under this Agreement are joint and several except as otherwise expressly provided in this Agreement.

     11.14 Bankruptcy

     All rights and licenses granted under or pursuant to this Agreement by Ribapharm to Roche are, and will otherwise be deemed to be, for purposes of
Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(35A) of the Bankruptcy Code. Roche, as a licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code.

     11.15 Remedies Cumulative

     The rights and remedies of the Parties under this Agreement are in addition to any other rights available to them at law or in equity. The use of any right or remedy by a Party does not preclude or waive the right to use any other rights or remedies. This Section 11.15 does not relieve the Parties of their obligations under Section 9.1 (Assignment) and Section 9.2 (Successors).

     11.16 Governing Law

     This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles governing conflict of laws.

     IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives as of the date set forth above.

                            ICN PHARMACEUTICALS, INC.

                            By: ______________________________
                            Name:
                            Title:


                            RIBAPHARM INC.

                            By: ______________________________
                            Name:
                            Title:


                            HOFFMANN-LA ROCHE INC.

                            By: ______________________________
                            Name:
                            Title:


                            F. HOFFMANN-LA ROCHE LTD

                            By: ______________________________
                            Name:
                            Title:

                            By: ______________________________
                            Name:
                            Title:

                                   Appendix A
                                   ----------
                                Arbovirus Patents
                                -----------------

     Docket No.            Country              Title          Status    Filing Date      Application No.      Patent No.
100848.169097AT       Austria (EP)       Ribavirin Human Use  Issued     16-Apr-85            EP 94118300     EP0643970 B1
100848.169097CH       Switzerland (EP)   Ribavirin Human Use  Issued     16-Apr-85            EP 94118300     EP0643970 B1
100848.169097DE       German Democratic  Ribavirin Human Use  Issued     09-Oct-85              DD 261094          261 094
                      Republic
100848.169097DE2      Germany            Ribavirin Human Use  Pending    05-Nov-01            EP 94118300          261 094
100330.169097EP       Germany (EP)       Ribavirin Human Use  Issued     16-Apr-85            EP 94118300     EP0643970 B1
100848.169097EP2      European           Ribavirin Human Use  Issued     16-Apr-85            EP 94118300     EP0643970 B1
                      Patent(EP)
100848.169097FR       France (EP)        Ribavirin Human Use  Issued     16-Apr-85            EP 94118300     EP0643970 B1
100848.169097HK       Hong Kong(EP)      Ribavirin Human Use  Issued     13-Nov-01            EP 94118300       HK 1010985
100848.169097IT       Italy (EP)         Ribavirin Human Use  Issued     16-Apr-85            EP 94118300     EP0643970 B1
100848.169097JP       Japan              Ribavirin Human Use  Issued     05-Jun-85           JP 122351/85          2005448
100848.169097NL       Netherlands (EP)   Ribavirin Human Use  Issued     16-Apr-85            EP 94118300     EP0643970 B1
100848.169097SE       Sweden (EP)        Ribavirin Human Use  Issued     16-Apr-85            EP 94118300     EP0643970 B1
100848.169097UK       Great Britain (EP) Ribavirin Human Use  Issued     16-Apr-85            EP 94118300     EP0643970 B1


                                   Appendix B
                                   ----------
                                Generic Lawsuits
                                ----------------

1. ICN Pharmaceuticals, Inc v. Geneva Pharmaceuticals Technology Corporation, filed on September 21, 2001 in the United States District Court for the Central District of California, related to Geneva Pharmaceuticals Technology Corporation submission of ANDA No. 76-192 to the FDA on June 22, 2001; and ICN v. Geneva Pharmaceuticals, Inc., filed on September 24, 2001 in the United States District Court for the Central District of California, both of which have been consolidated into case No. CV 02-3543 MRP (FMOx) in the United States District Court for the Central District of California.

2. ICN v. Three Rivers Pharmaceuticals, LLC, filed on May 24, 2002 in the United States District Court for the Eastern District of Pennsylvania, No. 2:02 CV 3231, related to Three Rivers Pharmaceuticals, LLC submission of ANDA No. 76-203 to the FDA on July 13, 2001 (this case has been transferred to the United States District Court for the Central District of California).

3. ICN v. Teva Pharmaceuticals USA, Inc., filed on February 5, 2002 in the United States District Court for the Eastern District of Pennsylvania, No. 2:02 CV 600, related to Teva Pharmaceuticals USA, Inc., submission of ANDA No. 76-277 to the FDA on November 19, 2001 (this case has been transferred to the United States District Court for the Central District of California).

                                   Appendix C
                                   ----------
                                 Th1/Th2 Patents
                                 ---------------


Docket No.          Country                  Title                      Status     Filing Date   Application No.     Patent No.

100848.213102AT     Austria (EP)             Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102AU     Australia                Specific Modulation of     Issued     21-Jan-97     17478/97            700642
                    (ex WO 97/26883)         TH1/TH2 Cytokine
                                             Expression

100848.213102BA     Bosnia/Herzegovina       Specific Modulation of     Pending    21-Jan-97     Up-4270/98
                    (ex WO 97/26883)         TH1/TH2 Cytokine
                                             Expression

100848.213102BE     Belgium (EP)             Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102BR     Brazil (ex WO            Specific Modulation of     Pending    21-Jan-97     PI 9707154-4
                    97/26883)                TH1/TH2 Cytokine
                                             Expression

100848.213102CA     Canada (ex WO            Specific Modulation of     Issued     21-Jan-97     2246162             2246162
                    97/26883)                TH1/TH2 Cytokine
                                             Expression

100848.213102CH     Switzerland (EP)         Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102CN     China (exWO              Specific Modulation of     Pending    21-Jan-97     97191776.0
                    97/26883)                TH1/TH2 Cytokine
                                             Expression

100848.213102CZ     Czech Republic           Specific Modulation of     Pending    21-Jan-97     PV 2329-98
                    (exWO 97/26883)          TH1/TH2 Cytokine
                                             Expression

100848.213102DE     Germany (EP)             Specific Modulation of     Issued     21-Jan-97     EP 97904765         69712316
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102DK     Denmark (EP)             Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102EP     EPO                      Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102EP2    EPO                      Specific Modulation of     Pending    21-Jan-97     EP 01112901.2
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102EP3    EPO                      Specific Modulation of     Pending    21-Jan-97     EP 02009781.2
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102ES     Spain (EP)               Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102FI     Finland (EP)             Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102FR     France (EP)              Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102GB     Great Britain            Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                    (EP)                     TH1/TH2 Cytokine
                                             Expression

100848.213102GR     Greece (EP)              Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102HK     Hong Kong (EP)           Specific Modulation of     Pending    21-Jan-97     99100284.7
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102HU     Hungary (exWO            Specific Modulation of     Issued     21-Jan-97     P9900681            220 105
                    97/26883)                TH1/TH2 Cytokine
                                             Expression

100848.213102IE     Ireland (EP)             Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1




Docket No.          Country                  Title                      Status     Filing Date   Application No.     Patent No.
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102IL     Israel (exWO             Specific Modulation of     Issued     21-Jan-97
                    97/26883)                TH1/TH2 Cytokine
                                             Expression

100848.213102IT     Italy (EP)               Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102JP     Japan (exWO              Specific Modulation of     Pending    21-Jan-97     526907/97
                    97/26883)                TH1/TH2 Cytokine
                                             Expression

100848.213102KR     South Korea              Specific Modulation of     Issued     21-Jan-97     98/705645           298158
                    (exWO 97/26883)          TH1/TH2 Cytokine
                                             Expression

100848.213102LU     Luxembourg (EP)          Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102MC     Monaco (EP)              Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102MK     Macedonia (exWO          Specific Modulation of     Allowed    21-Jan-97     P-067/98            900534
                    97/26883)?               TH1/TH2 Cytokine
                                             Expression

100848.213102MX     Mexico (exWO             Specific Modulation of     Issued     21-Jan-97     985963              204061
                    97/26883)                TH1/TH2 Cytokine
                                             Expression

100848.213102NL     Netherlands (EP)         Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102NO     Norway (exWO             Specific Modulation of     Pending    21-Jan-97     98.3372
                    97/26883)                TH1/TH2 Cytokine
                                             Expression

100848.213102NZ     New Zealand              Specific Modulation of     Issued     21-Jan-97     330784              330784
                    (exWO 97/26883)          TH1/TH2 Cytokine
                                             Expression

100848.213102PL     Poland (exWO             Specific Modulation of     Pending    21-Jan-97     P.328 003
                    97/26883)                TH1/TH2 Cytokine
                                             Expression

100848.213102PT     Portugal (EP)            Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102RU     Russia (exWO             Specific Modulation of     Pending    21-Jan-97                         2186569
                    97/26883)                TH1/TH2 Cytokine
                                             Expression

100848.213102SE     Sweden (EP)              Specific Modulation of     Issued     21-Jan-97     EP 97904765         EP0879056 B1
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102SK     Slovakia (exWO           Specific Modulation of     Pending    21-Jan-97     PV 1004-98
                    97/26883)                TH1/TH2 Cytokine
                                             Expression

100848.213102UA     Ukraine (exWO            Specific Modulation of     Issued     21-Jan-97     98073815/M          46815
                    97/26883)                TH1/TH2 Cytokine
                                             Expression

100848.213102US1    USA                      Specific Modulation of     Issued     23-Jan-96     590449              5767097
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102US2    USA                      Specific Modulation of     Issued     23-Jan-96     09/097450           6063772
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102US3    USA                      Specific Modulation of     Issued     23-Jan-96     09/156646           6150337
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102US4    USA                      Specific Modulation of     Pending    23-Jan-96     09/624855
                                             TH1/TH2 Cytokine
                                             Expression

100848.213102US5    USA                      Specific Modulation of     Pending    08-Mar-02     10/094032
                                             TH1/TH2 Cytokine
                                             Expression



Docket No.          Country                  Title                      Status     Filing Date   Application No.     Patent No.

100848.213102YU     Yugoslavia (exWO         Specific Modulation of     Issued     21-Jan-97     P-9720013           9720013
                    97/26883)?               TH1/TH2 Cytokine
                                             Expression


                                   Appendix D
                                   ----------
                           Additional Licensed Patents
                           ---------------------------


Docket No.            Country               Title                       Status       Filing Date     Application No.   Patent No.
100848.0002AR         Argentina             Cytokine Related            Pending      17-Jul-98       P98 01 03953
                                            Treatments of Disease

100848.0002AU         Australia (ex         Cytokine Related            Issued       13-Jan-1998     60238/98          736075
                      WO 98/30223)          Treatments of Disease

100848.0002BA         Bosnia-Herzegowina    Cytokine Related            Pending      13-Jan-1998     BAP 99398A
                      (ex WO                Treatments of Disease
                      98/30223)

100848.0002BR         Brazil(ex WO          Cytokine Related            Pending      13-Jan-1998     P19807473-3
                      98/30223)             Treatments of Disease

100848.0002CA         Canada (ex WO         Cytokine Related            Pending      13-Jan-1998     2278158
                      98/30223)             Treatments of Disease

100848.0002CN3        China (ex WO          Cytokine Related            Pending      13-Jan-1998     00126807.4
                      98/30223,             Treatments of Disease
                      divisional)

100848.0002CZ3        Chech Republic        Cytokine Related            Pending      13-Jan-1998     PV 2000-3805
                      (ex WO                Treatments of Disease
                      98/30223
                      divisional)

100848.0002EPO        European              Cytokine Related            Pending      13-Jan-1998     EP-A 0 998 293
                      Patent (ex WO         Treatments of Disease
                      98/30223)

100848.0002HK         Hong Kong (EP)        Cytokine Related            Pending      13-May-00       00102855.0
                                            Treatments of Disease

100848.0002HR2        Croatia (ex WO        Cytokine Related            Issued       23-Jun-00       P20000421A        PK20000421
                      98/30223              Treatments of Disease
                      divisional)

100848.0002HU         Hungary (ex WO        Cytokine Related            Pending      13-Jan-1998     P0001526
                      98/30223)             Treatments of Disease

100848.0002IL3        Israel (ex WO         Cytokine Related            Pending      19-Jul-00       137392
                      98/30223              Treatments of Disease
                      divisional)

100848.0002IN         India                 Cytokine Related            Pending      13-Jan-1998     1614/Ca/98
                                            Treatments of Disease

100848.0002KR         South Korea           Cytokine Related            Pending      13-Jan-1998     1999-7006393
                      (ex WO                Treatments of Disease
                      98/30223)

100848.0002MK         Macedonia (ex         Cytokine Related            Issued       13-Jan-1998     P-01/99           900705
                      WO 98/30223)          Treatments of Disease

100848.0002MX         Mexico (ex WO         Cytokine Related            Pending      13-Jan-1998     9906418
                      98/30223)             Treatments of Disease

100848.0002NO3        Norway (ex WO         Cytokine Related            Pending      31-Aug-00       2000 4329
                      98/30223              Treatments of Disease
                      divisional)

100848.0002NZ3        New Zealand           Cytokine Related            Pending      13-Jan-1998     505530
                      (ex WO                Treatments of Disease
                      98/30223
                      divisional)

100848.0002PL         Poland (ex WO         Cytokine Related            Pending      13-Jan-1998     P.336 579
                      98/30223)             Treatments of Disease

100848.0002RU3        Russia (ex WO         Cytokine Related            Pending      23-Aug-00       RU 2000122127
                      98/30223              Treatments of Disease
                      divisional)

100848.0002SB         Serbia (ex WO         Cytokine Related            Pending      13-Jan-1998     P-615/98
                      98/30223)             Treatments of Disease

100848.0002SI         Slovenia (ex          Cytokine Related            Issued       13-Jan-1998     P-9820003         980003
                      WO 98/30223)          Treatments of Disease

100848.0002SK         Slovakia (ex          Cytokine Related            Pending      13-Jan-1998     PV 940-99
                      WO 98/30223)          Treatments of Disease

100848.0002UA3        Ukraine (ex WO        Cytokine Related            Pending      05-Jul-00??     2000073980/I
                      98/30223              Treatments of Disease
                      divisional)

100848.0002US10       USA (Divisonal        Cytokine Related            Pending      29-Apr-02       10/136745
                      of US6)               Treatments of Disease

100848.0002US6        USA                   Cytokine Related            Issued       09-Jul-99       09/467443         6423695
                                            Treatments of Disease

100848.0002US8        USA (ex WO            Cytokine Related            Pending      15-Jun-00       09/594372
                      98/30223              Treatments of Disease
                      divisional of
                      US1)



Docket No.            Country               Title                       Status       Filing Date     Application No.   Patent No.

100848.0002US9        USA (ex WO            Cytokine Related            Pending      16-Jun-00       09/595448
                      98/30223              Treatments of Disease
                      divisional of
                      US1)

100848.0002ZA         South Africa          Cytokine Related            Issued       24-Jul-98       98/6641           98/6641
                      (ex WO                Treatments of Disease
                      98/30223)

100848.0012AR         Argentina             Modulation of Immune        Pending      03-Aug-01       P01 01 03731
                                            Response by Ribavirin

100848.0012AU         Australia (ex         Modulation of Immune        Pending      20-Dec-1999     24833/00
                      WO 2000/24833)        Response by Ribavirin

100848.0012BA         Bosnia-Herzegowin     Modulation of Immune        Pending      20-Dec-1999     BAP01842A
                      (ex WO                Response by Ribavirin
                      2000/24833

100848.0012BR         Brazil (ex WO         Modulation of Immune        Pending      20-Dec-1999     P19917090-6
                      2000/24833)           Response by Ribavirin

100848.0012CA         Canada (ex WO         Modulation of Immune        Pending      20-Dec-1999     2357735
                      2000/24833)           Response by Ribavirin

100848.0012CN         China (ex WO          Modulation of Immune        Pending      20-Dec-1999     99815897.6
                      2000/24833)           Response by Ribavirin

100848.0012CZ         Czech Republic        Modulation of Immune        Pending      20-Dec-1999     PV 2001-2519
                      (ex WO                Response by Ribavirin
                      2000/24833

100848.0012DE         Germany (EP           Modulation of Immune        Issued       05-Feb-02       DE 29924200       ????
                      -Utility              Response by Ribavirin
                      Patent)

100848.0012EPO        European              Modulation of Immune        Pending      20-Dec-1999     99968155.6
                      Patent (ex WO         Response by Ribavirin
                      2000/24833)

100848.0012HK         Hong Kong (EP)        Modulation of Immune        Allowed      18-Apr-02       02102923.6
                                            Response by Ribavirin

100848.0012HR         Croatia (ex WO        Modulation of Immune        Pending      20-Dec-1999     P20010496A
                      2000/24833)           Response by Ribavirin

100848.0012HU         Hungary (ex WO        Modulation of Immune        Pending      20-Dec-1999     P0200027
                      2000/24833)           Response by Ribavirin

100848.0012IL         Israel (ex WO         Modulation of Immune        Pending      20-Dec-1999     144130
                      2000/24833)           Response by Ribavirin

100848.0012IN         India (ex WO          Modulation of Immune        Pending      20-Dec-1999
                      2000/24833)           Response by Ribavirin

100848.0012JP         Japan (ex WO          Modulation of Immune        Pending      20-Dec-1999     2000-595690
                      2000/24833)           Response by Ribavirin

100848.0012KR         South Korea           Modulation of Immune        Pending      20-Dec-1999     (PCT)
                      (ex WO                Response by Ribavirin                                    2001-7009609
                      2000/24833)

100848.0012MK         Macedonia (ex         Modulation of Immune        Pending      20-Dec-1999     P/PCT20010/060
                      WO 2000/24833)        Response by Ribavirin

100848.0012MX         Mexico (ex WO         Modulation of Immune        Pending      20-Dec-1999     PA/a/2001/007211
                      2000/24833)           Response by Ribavirin

100848.0012NO         Norway (ex WO         Modulation of Immune        Pending      20-Dec-1999     2001 3529
                      2000/24833)           Response by Ribavirin

100848.0012NZ         New Zealand           Modulation of Immune        Pending      20-Dec-1999     512879
                      (ex WO                Response by Ribavirin
                      2000/24833)

100848.0012PL         Poland (ex WO         Modulation of Immune        Pending      20-Dec-1999
                      2000/24833)           Response by Ribavirin

100848.0012RU         Russia (ex WO         Modulation of Immune        Pending      20-Dec-1999     RU 2001119056
                      2000/24833)           Response by Ribavirin

100848.0012SB         Serbia (ex WO         Modulation of Immune        Pending      20-Dec-1999     P-524/01
                      2000/24833)           Response by Ribavirin

100848.0012SI         Slovenia (ex          Modulation of Immune        Pending      20-Dec-1999     P-9920099
                      WO 2000/24833)        Response by Ribavirin

100848.0012SK         Slovakia (ex          Modulation of Immune        Pending      20-Dec-1999     PV-2001-1009
                      WO 2000/24833)        Response by Ribavirin

100848.0012UA         Ukraine (ex WO        Modulation of Immune        Pending      20-Dec-1999     2001074909/M
                      2000/24833)           Response by Ribavirin

100848.0012US3        USA Ukraine           Modulation of Immune        Pending      20-May-02       10/154189
                      (ex WO                Response by Ribavirin
                      2000/24833-Divisional
                      of US2/US3)



Docket No.            Country               Title                       Status       Filing Date     Application No.   Patent No.

100848.0012ZA         South Africa          Modulation of Immune        Pending      20-Dec-1999     20015595
                      (ex WO                Response by Ribavirin
                      2000/24833)

100848.0034US1        USA                   Multiple Agent Modulation   Pending      27-Apr-2000     09/561402
                                            of Chemokines

100848.0102PCT        PCT Appl.             Nucleoside Vaccine          Pending      14-Jun-00       PCT/US02/18724
                                            Adjuvants

100848.0229PCT        (100848.0131,         Antiviral Combination       Pending      31-Oct-02
                      0132, 0133,           Therapy and Compositions
                      0134 PRO Apps)
